EXHIBIT A

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON OR OTHERWISE, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH REGULATION S AND THE APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

CLASS A COMMON STOCK PURCHASE WARRANT

Intellisense Solutions, Inc

Warrant to Purchase Shares: _90,000_                                                            Effective Issuance Date: May 1, 2019

THIS COMMON STOCK PURCHASE WARRANT (the “Class A Warrant”) certifies that the undersigned, Oded Gilboa, a resident of Israel with an address at 10 Hayetsira St., Raanana Israel (the “Holder”), for value received pursuant to a separate Services Agreement between Intellisense Solutions, Inc., a Nevada corporation (the “Company”) and its wholly-owned subsidiary, Intellisense Solutions, Inc., organized under the laws of Israel (the “Subsidiary”), on the one hand and the Holder, on the other hand, is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date first set forth above, the date of execution of the separate Services Agreement (the “Warrant Commencement Date”) and on or prior to the close of business on a date thirty-six (36) months from the Warrant Commencement Date (the “Warrant Expiration Date”), to purchase on a ”cashless basis” (as that term is defined below) 90,000 shares adjusted to any share split of the Company’s common stock, par value $0.00001 (as subject to adjustment hereunder, the “Warrant Shares”), at an exercise price of $0.01 per Warrant Share (the “Class A Warrant Exercise Price” or “Exercise Price”) as follows: (i) 30,000 Shares as of May 1, 2019; (ii) 30,000 Shares as of January 1, 2020 (iii) 30,000 Shares as of January 1, 2021.

Section 1. Exercise.

1.1       The Holder may exercise of the purchase rights represented by this Class A Warrant, in whole or in part, at any time or times on or after the Warrant Commencement Date and on or before the Warrant Expiration Date by delivery to the Company of a duly executed copy of the Notice of Exercise Form annexed hereto together, on a “cashless basis” which is defined, as follows:

On any exercise of this Warrant, in lieu of payment of the aggregate Exercise Price in the manner as specified hereinabove, but otherwise in accordance with the requirements of this Section 1.1, Holder may elect to receive Warrant Shares equal to the value of this Warrant, or portion hereof as to which this Warrant is being exercised. Thereupon, the Company shall issue to the Holder such number of fully paid and non-assessable Warrant Shares as are computed using the following formula: X = Y(A-B)/A where: X = the number of Warrant Shares to be issued to the Holder; Y = the number of Warrant Shares with respect to which this Warrant is being exercised (inclusive of the Shares surrendered to the Company in payment of the aggregate Warrant Price, if any); A = the Fair Market Value (as determined pursuant to Section 1.3 below) of one Share; and B = the Exercise Price.

1.2       Within three (3) Trading Days following receipt of the Notice of Exercise Form together with Warrant Exercise Proceeds, the Company will deliver to Transfer Online or any successor (the “Transfer Agent”)

written instructions to issue the requisite number of Warrant Shares in the name of the Holder or Holder’s designee, in book entry form. Notwithstanding anything herein to the contrary (although the Holder may surrender the Class A Warrant to, and receive a replacement Class A Warrant from, the Company), the Holder shall not be required to physically surrender this Class A Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Class A Warrant has been exercised in full, in which case, the Holder shall surrender this Class A Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. partial exercises of this Class A Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased.

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1.2       Certificates evidencing the Warrant Shares purchased hereunder shall be issued by the Transfer Agent in book entry form only.

Section 2. Certain Adjustments.

2.1       If the Company, at any time while this Class A Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Class A Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied or divided, as the case may be, by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Class A Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Class A Warrant shall remain unchanged. Any adjustment made pursuant to this Section 2.1 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

2.2       Notice to Holder. Whenever the Exercise Price is adjusted pursuant to Section 2.1 above, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

       Section 3. Transfer of Class A Warrant.

3.1       This Class A Warrant and all rights hereunder are not transferable, in whole or in part, other than with the prior written consent of the Company, which may be withheld, upon surrender of this Class A Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Class A Warrant substantially in the form attached hereto duly executed by the Holder and funds sufficient to pay any transfer taxes payable upon the making of such transfer.

3.2       This Class A Warrant may be divided or combined with other warrants upon presentation hereof at the office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder, subject to the prior written consent of the Company, which shall not be unreasonably withheld.

Section 4. Miscellaneous.

4.1       No Rights as Stockholder Until Exercise. This Class A Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 1 above.

4.2       Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Class A Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Class A Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Class A Warrant or stock certificate, if mutilated, the Company will make and deliver a new Class A Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Class A Warrant or stock certificate.

4.3       Authorized Shares. The Company covenants that, during the period the Class A Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of Shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Class A Warrant.

4.4       Jurisdiction. All questions concerning governing law, venue, jurisdiction, and the construction, validity, enforcement and interpretation of this Class A Warrant shall be determined in accordance with the provisions of the Services Agreement between the Company and the Holder, pursuant to which this Class A Warrant has been issued.

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4.5       Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Class A Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

4.6       Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Services Agreement.

4.7       Successors and Assigns. Subject to applicable securities laws, this Class A Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Class A Warrant are intended to be for the benefit of any Holder from time to time of this Class A Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

4.8       Amendment. This Class A Warrant may be modified or amended, or the provisions hereof waived with the written consent of the Company and the Holders of not less than a majority of the outstanding Class A Warrants issued pursuant to the above-referenced Services Agreement.

4.9       Severability. Wherever possible, each provision of this Class A Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Class A Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Class A Warrant.

4.10       Headings. The headings used in this Class A Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Class A Warrant.

IN WITNESS WHEREOF, the Company has caused this Class A Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

                                                                                                                              __________________________________

Idan Maimon

Chief Executive Officer

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NOTICE OF EXERCISE

To: Intellisense Solutions, Inc.,

(1)    The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Class A Warrant (only if exercised in full) and, unless exercised on a “cashless basis,” tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)    Payment shall take the form of lawful money of the United States payable by wire transfer as set forth in this Section 2:

Bank: JP Morgan Chase Bank
ABA Routing: 021000021
SWIFT Code: CHASUS33
Address: 28 Liberty Street, New York, NY 10005
F/B/O: Smart Energy Solutions, Inc.
Account#: 208908035
Address: 29 Moffat Street, Brooklyn, NY 11207

(3)    Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

[SIGNATURE OF HOLDER]

Name of Investing Person or Entity: ________________________________________________________________________

Signature of Authorized Signatory of Investing Entity: _________________________________________________

Name of Authorized Signatory: ___________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________

Date: ________________________________________________________________________________________

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ASSIGNMENT FORM

(To assign the foregoing Class A Warrant, execute
this form and supply required information.
Do not use this form to exercise the Class A Warrant.)

Intellisense Solutions, Inc.

(i)                       FOR VALUE RECEIVED, [__________] all of or [___________] shares of the foregoing Class A Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated: ______________, _______

Holder’s Signature: _____________________________

Holder’s Address: _____________________________

                                                          _____________________________

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Class A Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Class A Warrant.

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